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                         NOTICE OF GUARANTEED DELIVERY

                 REGARDING THE OFFER BY THE MEXICO FUND, INC.
                        TO REPURCHASE UP TO 100% OF THE
                       ISSUED AND OUTSTANDING SHARES OF
                             THE MEXICO FUND, INC.
                     AT 98% OF NET ASSET VALUE PER SHARE,
               IN EXCHANGE FOR PORTFOLIO SECURITIES OF THE FUND

   This form must be used to participate in the Repurchase Offer if a Shareholder's certificates for Shares are not immediately available or if time will not permit the Letter of Transmittal and other required documents to reach the Depositary on or before the Expiration Date. Terms used in this form that are not otherwise defined in this form shall have the meanings specified in the Repurchase Offer Statement, dated May 8, 2002. This form may be delivered by hand, overnight courier or mail or facsimile transmission to the Depositary at the appropriate address set forth below. Redemption requests using this form may be made only by or through a member firm of a registered national securities exchange, or a commercial bank or trust company having an office, branch or agency in the United States.

                      AMERICAN STOCK TRANSFER & TRUST CO.
                                  DEPOSITARY:

                                 800-937-5449

                            Facsimile Copy Number:
                                 718-234-5001

                             Confirm By Telephone:
                                 718-921-8200

   Delivery by Hand, First Class Mail or Overnight or Express Mail Delivery:

                      American Stock Transfer & Trust Co.
                          59 Maiden Lane, Plaza Level
                              New York, NY 10038

                   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS
                    OTHER THAN AS SET FORTH ABOVE DOES NOT
                          CONSTITUTE VALID DELIVERY.

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Ladies and Gentlemen:

   The undersigned hereby demands the redemption by The Mexico Fund, Inc. (the "Fund"), upon the terms and conditions set forth in its Repurchase Offer Statement dated May 8, 2002, and the related Letter of Transmittal (which together constitute the "Offer Documents"), receipt of which are hereby acknowledged, of the number of Shares specified below and all Shares that may be held in the names) of the registered holder(s) by the Fund's transfer agent under the Fund's dividend reinvestment plan according to the guaranteed delivery procedures set forth in Section 3 of the Repurchase Offer
Statement.

Number of Shares Presented for Redemption:___________________________________________________________________________________

Certificate Nos. (if available)                                   Names of Record Holder(s) Address:
_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________
                                                                  Address:_______________________________________________

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YOU MUST PROVIDE THE INFORMATION REQUESTED BELOW. FAILURE TO FURNISH THE INFORMATION REQUESTED REGARDING ACCOUNT
INFORMATION WILL RESULT IN AN INCOMPLETE REDEMPTION REQUEST WHICH WILL MEAN THE FUND CANNOT REPURCHASE YOUR SHARES.

Your Name:___________________________________________________________________________________________________________________
Mexican Account Information:
Name of Account (if different):______________________________________________________________________________________________
Bank or Broker Name (in Mexico):_____________________________________________________________________________________________
Bank or Broker Address:______________________________________________________________________________________________________
_____________________________________________________________________________________________________________________________
Securities Account No.:______________________________________________________________________________________________________
Name & Telephone No. of Representative (optional):___________________________________________________________________________

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If Shares will be presented for Redemption by book-entry transfer to the Depository Trust Company ("DTC"), please check box*: [_]
*Please complete the DTC Delivery Election Form included with your materials and submit it with this Notice of Guaranteed Delivery if you desire to retain ownership of the Portfolio Securities received.
DTC Participant Number:__________________________________________________________________     Area Code and Telephone Number:____
Dated:___________________________________________________________________________________________ , 2002   Signature:____________


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                                                  GUARANTEE
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   The undersigned, a member firm of a registered national securities exchange, or a commercial bank or trust company having an office, branch or agency in the United States, hereby: (a) represents that the above named person(s) "own(s)" the Shares presented for redemption within the meaning of Rule 14e-4 under the
Securities Exchange Act of 1934, as amended; (b) represents that the redemption request of such Shares complies with Rule 14e-4; and (c) guarantees to deliver to the Depositary certificates representing the Shares presented for repurchase, in proper form for transfer (or to present Shares for repurchase pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company ("DTC") if so specified on the foregoing page), together with a properly completed and executed Letter of Transmittal with any required signature guarantees, and any other required documents, within five New York Stock
Exchange trading days after the data receipt hereof by the Depositary.

Name of Firm:_________________________________________________________________________________________________
                                                (Please Print)

Authorized Signature:_________________________________________________________________________________________

Name:_________________________________________________________________________________________________________
                                                (Please Print)

Title:________________________________________________________________________________________________________

Name:_________________________________________________________________________________________________________

Address:______________________________________________________________________________________________________
                                              (Include Zip Code)

Area Code and Telephone Number:_______________________________________________________________________________

Dated: ----------------------, 2002



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